SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 18, 2017

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34 South Molton Street, London W1K 5RG, United Kingdom

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 18, 2017, by written consent stockholders owning in the aggregate 5,803,861 shares of common stock, representing approximately 54.15% of our outstanding voting shares, approved the issuance of 13,000,000 shares of our common stock to Zhanming Wu, the holder of $3,500,000 principal amount of our 8% Series A Convertible Debentures (the “Debentures”), upon conversion of $3,000,000 principal amount of the Debentures, together with accrued interest on the Debentures, and the issuance of 4,000,000 shares of our common stock to Mark White, the holder of 555,555 shares of our Series A-1 Convertible Preferred Stock (the “Preferred Shares”), in exchange for the Preferred Shares and accrued but unpaid dividends thereon, each of which under applicable rules of the NASDAQ Capital Market (“NASDAQ”), the exchange upon which our shares of common stock are listed, requires stockholder approval since it involves in excess of 20% of our outstanding shares of common stock.

Approval of the issuance to Mr. Wu of 13,000,000 shares of our common stock upon conversion of $3,000,000 principal amount of the Debentures and the issuance to Mr. White of 4,000,000 shares of our common stock in exchange for the Preferred Shares by a written consent in lieu of a meeting of stockholders signed by the holders of a majority of our outstanding shares of common stock is sufficient under Section 228(a) of the Delaware General Corporation Law (“DGCL”). Accordingly, no proxy of our stockholders will be solicited for a vote on such share issuance to Messrs. Wu and White. We have filed a preliminary Information Statement with the Securities and Exchange Commission to provide our stockholders with certain information concerning such share issuances in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including particularly Regulation 14C, and Section 228(e) of the DGCL. The issuance to Mr. Wu of the 13,000,000 shares of common stock upon conversion of the Debentures and the issuance to Mr. White of 4,000,000 shares of common stock in exchange for the Preferred Shares cannot be effected until the 21st day following the mailing of this Information Statement to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: September 22, 2017	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer